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                                                                   EXHIBIT 23.02

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



Board of Directors
3TEC Energy Corporation
Houston, Texas

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made part of this Registration Statement File No. 333-______.


                                 /s/ ARTHUR ANDERSEN LLP
                                 -----------------------
                                     ARTHUR ANDERSEN LLP


Houston, Texas
April 28, 2000